                                                                    EXHIBIT 10.4

                          SECOND AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT

                       (Stock, Bonds and Other Interests)


                                       by


                           QUEEN SAND RESOURCES, INC.


                                   in favor of


                               ABLECO FINANCE LLC,
                              as Collateral Agent,


                             as of October 22, 1999

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I Definitions.............................................................................................2

         Section 1.01        Terms Defined in Recitals or in the Credit Agreement.................................2

         Section 1.02        Certain Definitions..................................................................2

ARTICLE II Security Interest......................................................................................3

         Section 2.01        Pledge...............................................................................3

         Section 2.02        Transfer of Collateral...............................................................3

ARTICLE III Representations and Warranties........................................................................4

         Section 3.01        Ownership of Collateral, Encumbrances................................................4

         Section 3.02        No Required Consent..................................................................4

         Section 3.03        Pledged Interests....................................................................4

         Section 3.04        First Priority Security Interest.....................................................4

ARTICLE IV Covenants and Agreements...............................................................................4

         Section 4.01        Sale, Disposition or Encumbrance of Collateral.......................................5

         Section 4.02        Dividends or Distributions...........................................................5

         Section 4.03        Stock Powers.........................................................................5

         Section 4.04        Voting and Other Consensual Rights...................................................5

         Section 4.05        Pledged Interests Percentage.........................................................5

ARTICLE V Rights, Duties and Powers of Secured Party..............................................................5

         Section 5.01        Discharge Encumbrances...............................................................5

         Section 5.02        Transfer of Collateral...............................................................6

         Section 5.03        Cumulative and Other Rights..........................................................6

         Section 5.04        Disclaimer of Certain Duties.........................................................6

         Section 5.05        Modification of Obligations; Other Security..........................................6


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

         Section 5.06        Waiver of Notice, Demand and Presentment.............................................7

         Section 5.07        Custody and Preservation of the Collateral...........................................7

ARTICLE VI Events of Default......................................................................................7

         Section 6.01        Events...............................................................................7

         Section 6.02        Remedies.............................................................................7

         Section 6.03        Attorney-in-Fact.....................................................................8

         Section 6.04        Liability for Deficiency.............................................................9

         Section 6.05        Reasonable Notice....................................................................9

         Section 6.06        Pledged Interests....................................................................9

         Section 6.07        Non-Judicial Enforcement............................................................10

         Section 6.08        Private Sale of Collateral..........................................................10

ARTICLE VII Miscellaneous........................................................................................10

         Section 7.01        Notices.............................................................................10

         Section 7.02        Amendments and Waivers..............................................................11

         Section 7.03        Copy as Financing Statement.........................................................11

         Section 7.04        Possession of Collateral............................................................11

         Section 7.05        Redelivery of Collateral............................................................11

         Section 7.06        GOVERNING LAW.......................................................................11

         Section 7.07        Effectiveness.......................................................................11

         Section 7.08        Continuing Security Agreement.......................................................11

         Section 7.09        Termination.........................................................................12

         Section 7.10        Prior Security Agreement............................................................12

                           SECOND AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT

         This Second Amended and Restated Pledge and Security Agreement is made, as of October 22, 1999, by QUEEN SAND RESOURCES, INC., a Nevada corporation ("Pledgor"), in favor of ABLECO FINANCE LLC, as Collateral Agent for the Lender Group (together with any successor collateral agent, "Secured Party").

                                    RECITALS

         A. QUEEN SAND RESOURCES, INC., a corporation duly organized and validly existing under the laws of the state of Delaware ("QSRD"), Pledgor, certain lenders (the "Prior Lenders") and the Bank of Montreal, as agent (the "Prior Agent"), are parties to that certain Amended and Restated Credit Agreement dated as of April 17, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 10, 1998, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 13, 1998, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 14, 1999, and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 13, 1999 (such credit agreement, as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Prior Credit Agreement").

         B. Pursuant to the terms and conditions of the Prior Credit Agreement, Pledgor entered into that certain Amended and Restated Security Agreement (Stocks, Bonds, and Other Securities), dated as of April 17, 1998 (such security agreement, as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Prior Security Agreement"), in favor of the Prior Agent, pursuant to which Pledgor granted security interests to the Prior Agent for the benefit of the Prior Lenders in the collateral therein described.

         C. Concurrently herewith: (i) pursuant to that certain Assignment and Acceptance, dated as of the Closing Date, among each of the Prior Lenders and each of the Lender Group (the "Purchase Agreement"), the Prior Lenders are assigning and delegating to the Lender Group, and the Lender Group are accepting and assuming, the rights and duties of the Prior Lenders under the Prior Credit Agreement and the other "Loan Documents" (as such term is defined in the Prior Credit Agreement, the "Prior Loan Documents"); (ii) pursuant to the Purchase Agreement and the Resignation and Appointment Letter, the Prior Agent is resigning as "Agent" under the Prior Credit Agreement and the other Prior Loan Documents and Administrative Agent and Collateral Agent are being appointed as successor "Agents" for the Lender Group under the Prior Credit Agreement and the other Prior Loan Documents; and (iii) the Prior Credit Agreement is being amended and restated in its entirety by that certain Amended and Restated Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among QSRD, Pledgor, the financial institutions identified therein as the "Lenders," Foothill Capital Corporation, a California corporation, as administrative agent thereunder (in such capacity, together with its successors, if any, in such capacity, "Administrative Agent"), and Ableco Finance LLC, as collateral agent thereunder (in such capacity, together with its successors, if any, in such capacity, "Collateral Agent"), it being understood that no repayment of the obligations under the Prior Credit Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof.

         D. Pursuant to the Credit Agreement and as one of the conditions thereof, Pledgor and the Lender Group have agreed to amend and restate the Prior Security Agreement in its entirety as provided in this Security Agreement, it being understood that no satisfaction of the "Obligations" (as such term is defined in the Prior Security Agreement) under the Prior Security Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof.

         E. NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lender Group to enter into the terms of the Credit Agreement, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby agrees as follows:



                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01 TERMS DEFINED IN RECITALS OR IN THE CREDIT AGREEMENT. As used in this Security Agreement, the terms defined in the Recitals shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Credit Agreement but which are not defined herein shall have the same meanings as defined in the Credit Agreement.

         SECTION 1.02 CERTAIN DEFINITIONS. As used in this Security Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Code" shall mean the Uniform Commercial Code as presently in effect in the State of New York. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

         "Collateral" shall mean any and all of the following types or items of property:

         (a) the Interests described or referred to in Exhibit A attached hereto and made a part hereof; and

         (b) (i) the certificates or instruments, if any, representing such Interests, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Interests, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (v) all books and records relating to any of the property referred to in this definition.


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

         (c) additional Interests or other Property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations and the term "Collateral" as used herein shall be deemed for all purposes to include all such additional Interests and Property, together with all other Property of the types described above related thereto.

         "Interests" means all shares, units, options, warrants, interests, securities, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

         "Lender Group" means, individually and collectively, each of the Lenders, Administrative Agent, and Collateral Agent.

         "Obligations" shall mean (a) the payment and performance of all present and future Indebtedness, obligations and liabilities of QSRD or the Pledgor to Secured Party and the Lender Group under the Credit Agreement and the other Loan Documents; (b) all obligations of the Pledgor under this Security Agreement and the other Loan Documents; and (c) all interest (whether pre or post petition), charges, expenses, reasonable attorneys' or other fees and any other sums payable to or incurred by the Lender Group in connection with the execution or enforcement of any of their rights and remedies hereunder or any other Loan Document.

         "Pledged Interests" shall mean all of the Interests and other property (whether or not the same constitutes a "security" under the Code) referred to in the definition of "Collateral" and all additional securities (as that term is defined in the Code), if any, constituting Collateral under this Security Agreement.

         "Security Agreement" shall mean this Second Amended and Restated Pledge and Security Agreement, as the same may from time to time be amended or supplemented.

                                   ARTICLE II
                                SECURITY INTEREST

         SECTION 2.01 PLEDGE. Pledgor hereby pledges, assigns, and grants a security interest in and right of set-off against all of Pledgor's right, title, and interest in and to the Collateral to and in favor of Secured Party, for the benefit of the Lender Group, to secure the prompt payment and performance of the Obligations.

         SECTION 2.02 TRANSFER OF COLLATERAL. All certificates or instruments representing or evidencing the Pledged Interests shall be delivered to and held pursuant hereto by Secured Party or a Person designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Interests to Secured Party. Notwithstanding the preceding sentence, at Secured Party's discretion, all Pledged Interests must be delivered or transferred in such manner as to permit Secured Party to



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

be a "protected purchaser" to the extent of its security interest as provided in
Section 8-303 of the Code (if Secured Party otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights specified in Section 6.06. In addition, during the continuance of an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Interests for certificates or instruments of smaller or larger denominations.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Secured Party to accept this Security Agreement on behalf of the Lender Group, Pledgor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

         SECTION 3.01 OWNERSHIP OF COLLATERAL, ENCUMBRANCES. Pledgor is the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Security Agreement. Pledgor has full right, power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

         SECTION 3.02 NO REQUIRED CONSENT. No authorization, consent, approval or other action by, and no notice to or filing with, any Person (other than the filing of any financing statements required to be filed under the Code) is required for (a) the due execution, delivery and performance by Pledgor of this Security Agreement, (b) the grant by Pledgor of the security interest granted by this Security Agreement, (c) the perfection of such security interest or (d) the exercise by Secured Party of its rights and remedies under this Security Agreement, including the transfer of the Collateral upon foreclosure.

         SECTION 3.03 PLEDGED INTERESTS. The Pledged Interests have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Interests constitute 100% of the capital stock of the issuer thereof outstanding together with the number of shares subject to issuance pursuant to any warrants, options or other stock rights.

         SECTION 3.04 FIRST PRIORITY SECURITY INTEREST. The pledge of Pledged Interests pursuant to this Security Agreement creates a valid and perfected first priority security interest in the Collateral, enforceable against Pledgor and all third parties and securing payment of the Obligations.

                                   ARTICLE IV
                            COVENANTS AND AGREEMENTS

         Pledgor will at all times comply with the covenants and agreements contained in this Article IV, from the date hereof and for so long as any part of the Obligations are outstanding.


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

         SECTION 4.01 SALE, DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Pledgor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

         SECTION 4.02 DIVIDENDS OR DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing: Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Collateral, provided, however, that any and all (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for (including, without limitation, any certificate or share purchased or exchanged in connection with a tender offer or merger agreement), any Collateral, (b) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and (e) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

         SECTION 4.03 STOCK POWERS. Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be reasonably requested by Secured Party.

         SECTION 4.04 VOTING AND OTHER CONSENSUAL RIGHTS. Except to the extent otherwise provided in subsection 6.06(d), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement; provided however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a Material Adverse Effect.

         SECTION 4.05 PLEDGED INTERESTS PERCENTAGE. The Pledged Interests will at all times constitute not less than 100% of the capital stock of the issuer thereof outstanding, together with the number of shares subject to issuance pursuant to any warrants, options or other stock rights. Pledgor will not permit any issuer of any of the Pledged Interests to issue any new shares of any class of capital stock of such issuer without the prior written consent of Secured Party.

                                   ARTICLE V
                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY

         The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

         SECTION 5.01 DISCHARGE ENCUMBRANCES. Secured Party may, at its option, discharge any taxes or Liens at any time levied or placed on the Collateral and not paid by the Pledgor when due, except for those items being contested in good faith, by appropriate proceedings, diligently pursued and for which adequate reserves have been provided in accordance with


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

GAAP. Pledgor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the Post-Default Rate.

         SECTION 5.02 TRANSFER OF COLLATERAL. To the extent permitted and in the manner required by the Credit Agreement, Secured Party may transfer any or all of the Obligations, and upon any such transfer Secured Party may transfer its interest in any or all of the Collateral and shall be fully discharged thereafter from all liability therefor. Any transferee of the Collateral shall be vested with all rights, powers and remedies of Secured Party hereunder.

         SECTION 5.03 CUMULATIVE AND OTHER RIGHTS. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

         SECTION 5.04 DISCLAIMER OF CERTAIN DUTIES.

         (a) The powers conferred upon Secured Party by this Security Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party or the Lender Group to exercise any such powers. Pledgor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral (other than for acts or omissions that constitute gross negligence or willful misconduct).

         (b) To the fullest extent permitted by applicable law, Secured Party shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Guarantor or other Person. Pledgor waives any right of marshaling in respect of any and all Collateral, and waives any right to require Secured Party or the Lender Group to proceed against any Guarantor or other Person, exhaust any Collateral or enforce any other remedy which Secured Party or the Lender Group now has or may hereafter have against the Pledgor, any Guarantor or other Person.

         SECTION 5.05 MODIFICATION OF OBLIGATIONS; OTHER SECURITY. Pledgor waives: (a) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by the Pledgor, any Guarantor or any other Person in connection with the Obligations and (b) any defense of the Pledgor, any Guarantor or any such Person by reason of disability, lack of authorization, cessation of the liability of the Pledgor, any Guarantor or any such Person or for any other reason. Pledgor authorizes Secured Party, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Obligations, from time to time to (i) take and hold other property, other than the Collateral, as security for the Obligations, and exchange, enforce, waive


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

and release any or all of the Collateral, (ii) apply the Collateral in the manner permitted by this Security Agreement and (iii) renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of the Pledgor, any Guarantor or any other Person or any instrument or Agreement of such other Person with respect to any or all of the Obligations or Collateral.

         SECTION 5.06 WAIVER OF NOTICE, DEMAND AND PRESENTMENT. Except as may be expressly required in the Credit Agreement, this Security Agreement or the Code, Pledgor hereby waives any demand, notice of default, notice of acceleration of the maturity of the Obligations, notice of intention to accelerate the maturity of the Obligations, presentment, protest and notice of dishonor as to any action taken by Secured Party or the Lender Group in connection with this Security Agreement, or any instrument or document.

         SECTION 5.07 CUSTODY AND PRESERVATION OF THE COLLATERAL. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that neither Secured Party nor the Lender Group shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not such Person has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against Persons or entities with respect to any Collateral.

                                   ARTICLE VI
                               EVENTS OF DEFAULT

         SECTION 6.01 EVENTS. The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default under this Security Agreement.

         SECTION 6.02 REMEDIES. During the continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Credit Agreement) or demand to
Pledgor:

         (a) Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party on behalf of the Lender Group may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If Secured Party deems it advisable to do so, it may restrict the bidders or purchasers of any such sale or transfer to Persons or entities who will represent and agree that they are purchasing the Collateral for their own


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

account and not with the view to the distribution or resale of any of the Collateral. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Section 6.02(a) or in Section 6.02(d) shall constitute disposition in a commercially reasonable manner.

         (b) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Credit Agreement, the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable attorneys' fees and legal expenses incurred by Secured Party and the Lender Group.

         (c) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral.

         (d) Apply and set-off (i) any deposits of Pledgor now or hereafter held by Secured Party or the Lender Group; (ii) all claims of Pledgor against Secured Party or the Lender Group, now or hereafter existing; (iii) any other property, rights or interests of Pledgor which comes into the possession or custody or under the control of Secured Party or the Lender Group; and (iv) the proceeds of any of the foregoing as if the same were included in the Collateral. Secured Party agrees to use reasonable efforts to notify Pledgor promptly after any such set-off or application (or after learning thereof in the case of such action by the Lender Group); provided, however, the failure of Secured Party to give any notice shall not affect the validity of such set-off or application.

         (e) Execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Pledgor.

         (f) Exercise all other rights and remedies permitted by law or in equity.

         SECTION 6.03 ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion during the continuance of


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

an Event of Default, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         SECTION 6.04 LIABILITY FOR DEFICIENCY. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party or any the Lender Group hereunder or under any other Loan Document results in reduction of the Obligations, such action will not release Pledgor from its liability to Secured Party and the Lender Group for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Administrative Agent for the benefit of the Lender Group.

         SECTION 6.05 REASONABLE NOTICE. If any applicable provision of any law requires Secured Party or the Lender Group to give reasonable notice of any sale or disposition or other action, Pledgor hereby agrees that 10 days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         SECTION 6.06 PLEDGED INTERESTS. During the continuance of an Event of
Default:

         (a) All rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4.02 shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments, but Secured Party shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

         (b) All dividends and interest payments which are received by Pledgor contrary to the provisions of this Section 6.06 shall be received in trust for the benefit of Secured Party (on behalf of the Lender Group), shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

         (c) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Interests or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         (d) If the issuer of any Pledged Interests is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 4.04 with respect to the Pledged Interests issued by such issuer shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but Secured Party shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

         SECTION 6.07 NON-JUDICIAL ENFORCEMENT. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, Pledgor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

         SECTION 6.08 PRIVATE SALE OF COLLATERAL. Pledgor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Collateral and that Secured Party may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonably manner and that Secured Party shall have no obligation to delay sale of any such Interests for the period of time necessary to permit Pledgor to register such Collateral for public sale under the Securities Act of 1933, as amended (the "Securities Act"). Pledgor further acknowledges and agrees that any offer to sell such Collateral which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York and Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "Public sale" for the purposes of Section 9-504(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act and that Secured Party on behalf of the Lender Group may, in such event, bid for the purchase of such Collateral.

                                  ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.01 NOTICES. Any notice required or permitted to be given under or in connection with this Security Agreement shall be in writing and shall be given as provided in the Credit Agreement at the address set forth therein.

         SECTION 7.02 AMENDMENTS AND WAIVERS. The acceptance of partial or delinquent payments by the Lender Group or any forbearance, failure or delay by them in exercising any right, power or remedy under any Loan Document shall not be deemed a waiver of any obligation of Pledgor or of any of Secured Party's or the Lender Group's rights, powers or remedies; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Lender Group may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Pledgor hereby agrees that if the Lender Group agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder. This Agreement may be amended only by an instrument in writing as set forth in
Section 12.04 of the Credit Agreement.

         SECTION 7.03 COPY AS FINANCING STATEMENT. A photocopy or other reproduction of this Security Agreement may be delivered by Pledgor or Secured Party to any financial intermediary or other third party for the purpose of transferring or perfecting any or all of the Pledged Interests to Secured Party or its designee or assignee.

         SECTION 7.04 POSSESSION OF COLLATERAL. Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

         SECTION 7.05 REDELIVERY OF COLLATERAL. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Pledgor such excess proceeds in a commercially reasonable time; provided, however, that neither Secured Party nor the Lender Group shall have any liability for any interest, cost or expense in connection with any reasonable delay in delivering such proceeds to Pledgor.

         SECTION 7.06 GOVERNING LAW. THIS SECURITY AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7.07 EFFECTIVENESS. This Security Agreement becomes effective upon the execution hereof by Pledgor and delivery of the same to Secured Party; and it is not necessary for Secured Party or the Lender Group to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

         SECTION 7.08 CONTINUING SECURITY AGREEMENT.

         (a) Except as may be expressly applicable pursuant to Section 9-505 of the Code, no action taken or omission to act by Secured Party or the Lender Group hereunder, including, without limitation, any exercise of voting or consensual rights pursuant to Section 4.04 or any other action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party and the

Lender Group shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in Section 7.09.

         (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party or the Lender Group; and their respective security interests, rights, powers and remedies hereunder and under the other Loan Documents shall continue in full force and effect. In such event, this Security Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.09.

         SECTION 7.09 TERMINATION. The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until Secured Party has (a) retransferred and delivered all Collateral in its possession to Pledgor, (b) executed a registration of release with respect to all Pledged Interests, if any, as to which Secured Party held a registered pledge; and (c) executed a written release or termination statement and reassigned to Pledgor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Pledgor with all covenants and agreements hereof, Secured Party, at the written request and expense of Pledgor, will release, reassign and transfer the Collateral to Pledgor and declare this Security Agreement to be of no further force or effect. Notwithstanding the foregoing, the provisions of subsection 7.08(b) shall survive the termination of this Security Agreement unless such provisions are specifically terminated by a written release thereof.

         SECTION 7.10 PRIOR SECURITY AGREEMENT. This Security Agreement supersedes and replaces the Prior Security Agreement.

PLEDGOR:                                 QUEEN SAND RESOURCES, INC.,
                                         a Nevada corporation


                                         By:
                                                  ------------------------------
                                                  Robert P. Lindsay
                                                  Vice President


                                         By:
                                                  ------------------------------
                                                  Ronald I. Benn
                                                  Vice President

                                    EXHIBIT A

                                PLEDGED INTERESTS

Corrida Resources, Inc., a Nevada corporation

         One hundred thousand (100,000) shares of the capital stock, par value $0.01 per share, of Corrida Resources, Inc., standing in the name of the Pledgor and being evidenced by Certificate No. 00 1.

Queen Sand Operating Co., a Nevada corporation formerly known as Northland Operating Co.

         One thousand (1000) shares of the capital stock, par value $0.01 per share, of Queen Sand Operating Co. (formerly known as Northland Operating Co.), standing in the name of the Pledgor and being evidenced by Certificate No. 2.